UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 27, 2011

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

            1-10204                     43-1256674
   (Commission File Number)  (I.R.S. Employer Identification No.)

    1706 Washington Ave., St. Louis, Missouri       63103
     (Address of Principal Executive Offices)     (Zip Code)

(314) 231-1575
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under
         the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule
         14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule
         13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





EXPLANATORY NOTE

     Explanatory Note: On September 25, 2009, CPI Corp. (the "Company") entered into an amendment (the "Amendment") with David M. Meyer to the Chairman's Agreement (the "Agreement") dated September 22, 2008, regarding compensation as Chairman of the Board of Directors of the Company during the Company's fiscal year 2009. The Amendment is listed as Exhibit 10.31 to the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (the "SEC") on April 21, 2011. The Company was granted confidential treatment by the SEC for portions of the Amendment. Because the term for which confidential treatment has expired, the Company is now filing the Amendment in its entirety with this Form 8-K as Exhibit 10.31, including the portions that had previously been granted confidential treatment.


Item 9.01	Financial Statements and Exhibits

(d) Exhibits

    Exhibit No.

     10.31 Amendment to Chairman's Agreement by and between CPI Corp. and David Meyer, dated September 25, 2009.








SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI Corp.

By:/s/Dale Heins
   _____________________
   Dale Heins
   Executive Vice President, Finance,
   Chief Financial Officer and Treasurer
   (Principal Financial Officer)




September 27, 2011